Exhibit 10.34.2

SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called the “Second Amendment”) dated for reference as of                          , 2004, by and among LA GRANGE ACQUISITION, L.P. (“Borrower”), a Texas limited partnership, and FLEET NATIONAL BANK, as administrative agent (in such capacity, “Administrative Agent”), and the Lenders referred to herein.

W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, FLEET SECURITIES, INC. (now BANC OF AMERICA SECURITIES LLC) and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and book runners, WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent, THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS, as co-documentation agents, BANK OF SCOTLAND, as senior managing agent, U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP., as co-agents, and the Lenders party thereto (“Lenders”) have entered into that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as heretofore amended, supplemented, or otherwise modified, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to extend credit to Borrower as therein provided; and

     WHEREAS, Borrower, Administrative Agent, and the Lenders desire to amend the Original Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. – Definitions and References

     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Second Amendment. The term “the Credit Agreement” shall mean the Original Agreement as amended by this Second Amendment.

ARTICLE II. – Amendments to Original Agreement

     Section 2.1. Mandatory Prepayments. Section 2.6(c) of the Original Agreement is hereby amended to read as follows:

     “(c) To the extent that any Restricted Person receives from time to time during the period after the Closing Date and on or before October 1, 2004 net cash proceeds (as defined below) of any Equity Contribution (other than contributions to a Subsidiary of Borrower from Borrower or from another Subsidiary of Borrower), but only to the extent that the aggregate amount of such net cash proceeds received during such period does not exceed $200,000,000, Borrower will repay a principal amount of the outstanding Revolver Loans (up to the outstanding balance thereof) in an amount equal to fifty percent (50%) of such net cash proceeds. Such repayment pursuant to the preceding sentence shall not reduce the amount of the Revolver Commitments, and amounts so repaid may be reborrowed, subject to the terms and conditions of this Agreement. To the extent that any Restricted Person receives net cash proceeds of any Equity Contribution (other than contributions to a Subsidiary of Borrower from Borrower or another Subsidiary of Borrower) (x) during the period after the Closing Date and on or before October 1, 2004 in excess of an aggregate amount of net cash proceeds received during such period of $200,000,000 or (y) at any time after October 1, 2004 (without regard to the amount of such net cash proceeds), Borrower will (i) first, prepay a principal amount of the outstanding Term Loans (up to the outstanding balance thereof) in an amount equal to fifty percent (50%) of such net cash proceeds and (ii) next, to the extent that such fifty percent (50%) of net cash proceeds exceeds the outstanding principal amount of the Term Loans, repay the principal amount of the Revolver Loans. As used in this Section 2.6(c), the term “net cash proceeds” shall mean the cash proceeds of an Equity Contribution net of underwriters’, purchasers’ or arrangers’ discounts, commissions and fees, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with an offering of Equity to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof.”

ARTICLE III. – Conditions of Effectiveness

     Section 3.1. Effective Date. This Second Amendment shall become effective (the “Effective Date”), and is expressly conditioned, upon (i) the receipt by Administrative Agent, at Administrative Agent’s office, of a counterpart of this Second Amendment executed and delivered by Borrower, Administrative Agent and each Lender, and (ii) the satisfaction of each of the conditions precedent set forth in the First Amendment.

ARTICLE IV. – Representations and Warranties

     Section 4.1. Representations and Warranties. In order to induce Administrative Agent and the Lenders to execute and deliver this Second Amendment, Borrower represents and warrants to each Lender that:

     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

     (b) Borrower is duly authorized to execute and deliver this Second Amendment, Borrower is and will continue to be duly authorized to borrow monies under the Credit Agreement, and Borrower is and will continue to be duly authorized to perform its obligations under the Credit Agreement. Borrower has duly taken all action necessary to authorize the execution and delivery of this Second Amendment and to authorize the performance of the obligations of Borrower hereunder.

     (c) The execution and delivery by each Restricted Person of this Second Amendment, the performance by each Restricted Person of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Second Amendment or the consummation by any Restricted Person of the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Second Amendment and the Credit Agreement will be a legal and binding obligation of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V. – Miscellaneous

     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Second Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, Borrower under this Second Amendment and under the Credit Agreement.

     Section 5.3. Loan Documents. This Second Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

     Section 5.5. Counterparts. This Second Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Second Amendment.

     THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

BORROWER:	LA GRANGE ACQUISITION, L.P.

	By:	LA GP, LLC
its general partner

By:

Name:
Title:

FLEET NATIONAL BANK, as Administrative
Agent, LC Issuer and a Lender

By:

Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

Signature Page to Second Amendment
to Credit Agreement

     IN WITNESS WHEREOF, the undersigned Lender hereby consents to and enters into the Second Amendment to Credit Agreement dated for reference as of                        , 2004, among La Grange Acquisition, L.P., Fleet National Bank, as administrative agent, and the Lenders referred to therein.

Name of Lender

By:

Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT